UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 8, 2008

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On January 8, 2008, ViroPharma Incorporated (the “Company”) provided an update on its petition to the U.S. Food and Drug Administration (FDA) regarding Vancocin® (vancomycin hydrochloride capsules). A copy of the press release is set forth as Exhibit 99.1 attached hereto and a copy of slides presented by ViroPharma at a meeting with the FDA on this matter is set forth as Exhibit 99.2.

Certain statements in the press release and slides attached hereto may contain forward-looking statements that involve a number of risks and uncertainties, including the Company’s plans to continue to oppose vigorously any bioequivalence approach considered for use in approving generic formulations of Vancocin that does not require rigorous scientific methods to demonstrate safety and efficacy consistent with good medicine and science. There can be no assurance that the FDA will agree with the positions stated in ViroPharma’s Vancocin related submissions or that ViroPharma’s efforts to oppose the OGD’s March 2006 recommendation to determine bioequivalence to Vancocin through in vitro dissolution testing will be successful. The Company cannot predict the timeframe in which the FDA will make a decision regarding either ViroPharma’s citizen petition for Vancocin or the approval of generic versions of Vancocin. If the Company is unable to change the recommendation set forth by the OGD in March 2006, the threat of generic competition will be high. The entry of competing generic products will significantly affect the Company’s sales of Vancocin and financial performance. The Company’s actual results could differ materially from those results expressed in, or implied by, these forward-looking statements. These factors, and other factors, including, but not limited to those described in ViroPharma’s quarterly report on Form 10-Q for the quarter that ended September 30, 2007 and prior periodic reports filed with the Securities and Exchange Commission, could cause future results to differ materially from the expectations expressed in the press release and slides. The forward-looking statements contained in the press release and slides may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	99.1	Press release dated January 8, 2008 announcing guidance.

	99.2	Slides presented by ViroPharma to the FDA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date:	January 8, 2008	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description

99.1	Press release dated January 8, 2008 announcing guidance.

99.2	Slides presented by ViroPharma to the FDA.